New England Funds Trust I
 New England Bond Income Fund, New England Government Securities Fund, New England Tax Exempt Income Fund and New England Strategic Income Fund

                         New England Fund Trust II
 New England Adjustable Rate U.S. Government Fund, New England High Income Fund and New England Limited Term U.S. Government Fund

 Supplement dated January 5, 1996 to the Prospectuses dated May 1, 1995 of New England Bond Funds and New England Strategic Income Fund each as previously supplemented by the other Supplements attached hereto

  Effective January 2, 1996, the investment adviser of each Fund is New England Funds Management, L.P. ("NEFM"). Back Bay Advisors, L.P. ("Back Bay Advisors") serves as subadviser to New England Adjustable Rate U.S. Government Fund, New England Bond Income Fund, New England Government Securities Fund, New England High Income Fund, New England Limited Term U.S. Government Fund and New England Tax Exempt Income Fund. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as subadviser to New England Strategic Income Fund.

  The advisory fee rates payable by each Fund to NEFM under the new advisory arrangements described above are unchanged from the advisory fee rates previously in effect, except that the fee rates for New England Adjustable Rate U.S. Government Fund is 0.55% of the first $200 million of the Fund's average net assets, 0.51% of the next $300 million of such assets and 0.47% of such assets in excess of $500 million.

  The New England Adjustable Rate U.S. Government Fund is no longer subject to the administrative services fees referred to in its Prospectus. The "Annual operating expenses" table relating to New England Adjustable Rate U.S. Government Fund is restated as follows, based on the new fee arrangements, assuming they had been in effect during the year ended December 31, 1994:

             Expense Type       Annual Fund Operating
                                       Expenses

                                Class A     Class B
                                ______      _______

         Advisory Fees          0.33%*       0.33%*
         12b-1 Fees             0.25%        1.00%
         Administrative
         Services Fees          None         None
         Other Expenses         0.12%        0.12%
         Total Fund Operating
         Expenses               0.70%*      1.45%*

      * After voluntary fee waiver and expense reduction by NEFM and/or the Distributor. Without the voluntary limitations, Advisory Fees would be 0.52% for both Classes and Total Fund Operating Expenses would be 0.89% for Class A shares and 1.64% for Class B shares. These voluntary limitations can be terminated by NEFM or the Distributor at any time.

  Also effective January 2, 1996, New England Adjustable Rate U.S. Government Fund will bear the cost of certain accounting and legal services that were formerly borne by its advisers. This change is reflected in the "Other Expenses" and "Total Fund Operating Expenses" in the table above.

  The following paragraphs are deleted from the section of the Prospectus captioned "Buying Fund Shares -- Reduced Sales Charges (Class A Shares Only)":

   Shares of the Fund(s) may be purchased at net asset value with no sales charge or CDSC by advisory accounts through investment advisers that are registered under the Investment Advisers Act of 1940 and affiliated with broker-dealers.

   There is no sales charge or CDSC on investments by 401(a), 401(k), 457 or 403(b) plans that have total investment assets equal to or in excess of $5 million.


  The two paragraphs above are replaced by the following paragraphs:

   Shares of the Fund(s) may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and rabbi trusts. Investors may be charged a fee if they effect transactions through a broker or agent.

   Shares of the Fund(s) also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund(s) in the form of servicing, distribution or transfer agent fees.

  The following paragraph is added to the section of the Prospectus captioned "Fund Details -- Additional Facts About the Fund(s)":

   Summit Cash Reserves Fund (the "Cash Fund"), a series of Financial Institutions Series Trust, is related to the Fund(s) for purposes of investment and investor services. Shares of all classes of the Fund(s) may be exchanged for shares of the Cash Fund at net asset value. If shares of the Fund(s) that are exchanged for shares of the Cash Fund are subject to a CDSC, the holding period for purposes of determining the expiration of the CDSC will stop and resume only when an exchange is made back into shares of the Fund(s). If Fund shares subject to a CDSC are exchanged for Cash Fund shares and the Cash Fund shares are later redeemed rather than being exchanged back into shares of any of the Funds, then a CDSC will apply at the same rate as if the Fund shares were redeemed at the time of the exchange.

  Effective January 2, 1996, there is no longer a $5.00 fee to establish the checkwriting service for your account.

  The following information is added to the section of the Prospectus captioned "Investment Strategy -- Fund Investments" for New England Bond Income Fund and New England High Income Fund:

   New England Bond Income Fund and New England High Income Fund may engage in a variety of options and futures transactions with respect to U.S. or Foreign Government Securities and corporate fixed-income securities. See "Investment Risks -- Options and Futures" in the Bond Funds Prospectuses for information about these kinds of transactions.

  The following information is added to the section of the Prospectus captioned "Investment Strategy -- Fund Investments" for New England Bond Income Fund and New England Strategic Income Fund:

   New England Bond Income Fund and New England Strategic Income Fund may engage in transactions in currency forward contracts. A currency forward contract is a contract with a major international bank that obligates the bank and the other party to the contract to exchange specified amounts of different currencies at a specified future date. For example, the bank may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars on a certain date.

   From time to time, a portion of New England Bond Income or New England Strategic Income Fund's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Currency forward contracts may be used both (1) to facilitate settlement of a Fund's transactions in these securities and (2) to hedge against possible adverse changes in the relative values of the currencies in which the Fund's portfolio holdings (or intended future holdings) are denominated.

   Currency forward contracts involve transaction costs and the risk that the banks with which a Fund enters into such contracts will fail financially. Each Fund's subadviser will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of the subadviser's forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured. The Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under currency forward contracts.

   Although both Funds are permitted to use currency forward contracts, they are not obligated to do so. Thus, the Funds will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

The following item relating to New England Tax Exempt Income Fund supplements the Bond Funds Prospectus:

  The section of the Prospectus captioned "Fund Investments" is modified as follows:

   New England Tax Exempt Income Fund's fundamental policy that it will normally invest at least 80% of its net assets in tax exempt bonds is deleted.

   In its place is substituted a non-fundamental policy that the Fund will normally invest at least 80% of its total assets in debt securities of Municipal Issuers, the interest from which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. For this purpose, "Municipal Issuers" means states and other political subdivisions of the United States, local governments, and agencies, authorities and other instrumentalities of the foregoing.

   In conjunction with this change in policy, the name of the Fund is being changed to "New England Municipal Income Fund."

Supplement dated October 26, 1995 to the Prospectuses dated May 1, 1995 of
                        New England Bond Funds and
                     New England Strategic Income Fund

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

  Investment checks should be made payable to New England Funds.

  New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

  New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

                     New England Strategic Income Fund

Supplement dated October 26, 1995 to New England Bond Funds Prospectus and
      New England Strategic Income Fund Prospectus dated May 1, 1995

The following financial information supplements the Prospectuses of New England Strategic Income Fund:

   The Financial Highlights presented below are for a Class A, B and C share of New England Strategic Income Fund outstanding throughout the indicated period.

                                      May 1, 1995(a) through
                                        September 30, 1995
                            _________________________________________________
                            Class A Shares   Class B Shares     Class C Shares

Net asset value,
beginning of period         $12.50            $12.50            $12.50

Income from investment
operations

Net investment income        0.46              0.42               0.41

Net gains or losses on
investments (both
realized and unrealized
gains)                       0.04              0.04               0.04

Total income from
investment operations        0.50              0.46               0.45

Less Distributions

Distributions (from net
investment income)          (0.48)             (0.44)            (0.43)

Total Distributions         (0.48)             (0.44)            (0.43)

Net asset value,
end of period               $12.52             $12.52            $12.52

Total Return (%)            4.08(b)              3.76(b)            3.69(b)

Ratios/Supplemental data

Net assets, end of
period (000)                $29,417             $28,428            $10,575

Ratio of operating
expenses to average
net assets (%)(d)             1.04(c)             1.79(c)             1.79(c)

Ratio of net investment
income to average net
assets (%)                    7.87(c)             7.12(c)             7.12(c)

Portfolio turnover rate (%)     16(c)                16(c)               16(c)

 (a) Commencement of operations
 (b) Not computed on an annualized basis
 (c) Computed on an annualized basis
 (d) The ratios of operating expenses to average net assets (computed on an annualized basis) without giving effect to voluntary expense limitations in effect from May 1, 1995 through September 30, 1995 would have been 1.69%, 2.44% and 2.44% for Class A, B and C shares, respectively.

                        New England Tax Exempt Income Fund

Supplement dated July 1, 1995 to New England Bond Funds Prospectus dated May 1, 1995

The subadvisory relationship between Back Bay Advisors, L.P. and Loomis Sayles & Company, L.P. described on page 21 of the Prospectus is no longer in effect.